                                                                  EXECUTION COPY

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of June 20, 2006, (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of June 12, 2006 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), LNR Partners,
Inc., as special servicer (the "Special Servicer") and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBS Securities" and, together with
Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS Securities
(together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the
Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase. The Seller agrees to sell,and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,629,747,518 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on June
29, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing

Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the
Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including June 12, 2006 up to but not including the Closing
Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt
of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

            (c)   On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a
Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate
Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

            (d)   The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, a certified copy of the recorded original shall be forwarded to the
Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the

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Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and
Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

            Pursuant to the Pooling and Servicing Agreement and a letter agreement dated June 29, 2006 (the "Letter Agreement") between American Capital
Strategies Ltd. (the "Payee"), the Depositor, the UBS Mortgage Loan Seller and
the Trustee, the Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i) each assignment of
Uniform Commercial Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every
90 days after the Closing Date (or at additional times upon the request of the
Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the
Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the
Pooling and Servicing Agreement and the Letter Agreement and at the expense of the Seller, shall only be required to cause the filing agent to file the assignments of such Uniform Commercial Code financing statements with respect to
Mortgage Loans secured by hotel or hospitality properties.

            (e)   With respect to any Mortgage Loan, the Seller shall
deliver to and deposit with the Master Servicer, within 45 days of the Closing
Date, the Mortgage Loan Origination Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the
Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            (f)   After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

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            (g)   In connection with the obligations of the Master Servicer
under Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related
Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(g) of the Pooling and Servicing
Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

            (h)   Pursuant to the Pooling and Servicing Agreement, the
Master Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the Seller and the Controlling Class Representative and the Special
Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging its (or the appropriate Sub-Servicer's)
receipt as of the date of the Master Servicer Certification of such documents actually received; provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

            (i)   In addition, on the Closing Date, the Seller shall deliver to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits relating to the Mortgage Loans.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation duly organized,validly
      existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice

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or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
Seller is a party or by which the Seller is bound.

                  (iv)    The Seller is not in default with respect to any order
or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v)     The Seller is not a party to or bound by any agreement
or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

                  (vi)    Except for the recordation and/or filing of
assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the
Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii)   No litigation is pending or, to the best of the
Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii)  Under generally accepted accounting principles("GAAP")
and for federal income tax purposes, the Seller will report the transfer of the
Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage
Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the
Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage
Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

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                  (ix)    No proceedings looking toward merger, liquidation,
dissolution or bankruptcy of the Seller are pending or contemplated.

            (b)   The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

            SECTION 4.  Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                  (i)     The Purchaser is a corporation duly organized,
      validly existing and in good standing under the laws of the State of
      Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                  (ii)    This Agreement has been duly and validly
      authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors'
      rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by
      the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C)
      constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv)    Except as may be required under federal or state
      securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (v)     Under GAAP and for federal income tax purposes,
      the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5.  Notice of Breach; Cure; Repurchase.

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            (a)   If the Seller receives written notice with respect to any
Mortgage Loan (i) that any document constituting a part of clauses (a)(i)
through (a)(xiii) of the definition of "Mortgage File" or a document, if any, specifically set forth on Schedule IX to the Pooling and Servicing Agreement has
not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to
Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage
Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a
"Material Breach", as the case may be. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in
Section 2.03(a) of the Pooling and Servicing Agreement.

            (b)   In the event the Seller is obligated to repurchase any
Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject
Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO
Property, a Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

            (c)   If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor)
within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the
Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the

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value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            (d)   It shall be a condition to any repurchase of a Mortgage
Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any
Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage
Loan and shall forward such amended schedule to the Purchaser.

            (e)   Any repurchase of a Mortgage Loan pursuant to this Section
5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

            (f)   Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

            (g)   In addition, subject to Section 5(f) and the last three
sentences of this paragraph, if the Depositor determines that a Material Breach
(other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but

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only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material
Breach or Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected Mortgage Loan based on such Material Breach or Material Document
Defect under any circumstances. Notwithstanding the foregoing provisions of this
Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or
Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage
Loan at the applicable Purchase Price in accordance with Section 5(a).
Furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

            (h)   Notwithstanding the foregoing, if there exists a Material
Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and
Servicing Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a
Material Document Defect or Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

            (i)   The parties hereto agree that any controversy or claim
arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in Section 2.03(i) of the Pooling and Servicing Agreement.

            SECTION 6.  Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Sidley Austin LLP, 787
Seventh Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller
set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b)   Insofar as it affects the obligations of the Seller
hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c)   All documents specified in Section 7 of this Agreement
(the "Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                                        9

            (d)   The Seller shall have delivered and released to the
Trustee (or a Custodian on its behalf), the Master Servicer and the Special
Servicer all documents and funds required to be delivered to the Trustee, the
Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e)   All other terms and conditions of this Agreement required
to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f)   The Seller shall have paid all fees and expenses payable
by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g)   Neither the Underwriting Agreement nor the Certificate
Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7.  Closing Documents.  The Closing Documents shall consist of the following:

            (a)   This Agreement duly executed by the Purchaser and the
Seller;

            (b)   The Pooling and Servicing Agreement duly executed by the
parties thereto;

            (c)   The Indemnification Agreement duly executed by the parties thereto;

            (d)   A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this
Agreement to be performed or satisfied at or prior to the Closing Date;

            (e)   An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (f)   As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller,

                                       10

and (iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

            (g)   A favorable opinion of Sidley Austin LLP, special counsel
to the Seller, substantially in the form attached hereto as Exhibit B-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Sidley
Austin LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h)   A favorable opinion of in-house counsel to the Seller,
substantially in the form attached hereto as Exhibit B-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

            (i)   In the event any of the Certificates are mortgage related
securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

            (j)   Such further certificates, opinions and documents as the
Purchaser may reasonably request.

            SECTION 8.  Costs. An amount equal to 82.21371% of all
reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the seller of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

            SECTION 9.  Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and
not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this
Agreement shall be deemed to be a security agreement within the meaning of
Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the
Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial
Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as

                                       11

applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement; and, in connection with the foregoing, the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Seller to the Purchaser (and by the initial Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS
AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED
ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND
SUBJECT TO SECTION 5(I) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH
RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN
MATTERS TO BE SETTLED BY MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION
5(I) HEREOF; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR
PROCEEDING SHALL BE HEARD AND DETERMINED

                                       12

IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL OTHER COURTS;
(III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT
FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK
STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH
ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(I) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO
ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING
WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING
THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND
CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR
PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE
DEEMED TO BE "MAY".

            SECTION 15. Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                       13

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                          SELLER

                          LEHMAN BROTHERS HOLDINGS INC.

                          By:   /s/ Catherine Harnett
                              -----------------------------------------
                          Name: Catherine Harnett
                          Title: Authorized Signatory

                          Address for Notices:

                          745 Seventh Avenue
                          New York, New York 10019
                          Attention: Scott Lechner
                          Telecopier No.: (646) 758-4203

                          PURCHASER

                          STRUCTURED ASSET SECURITIES CORPORATION II

                          By:   /s/Tracy Dembicer
                              -----------------------------------------
                          Name: Tracy Dembicer
                          Title: Authorized Signatory

                          Address for Notices:

                          Structured Asset Securities Corporation II
                          745 Seventh Avenue
                          New York, New York 10019
                          Attention: Scott Lechner
                          Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

                                       A-1

MORTGAGE LOAN NUMBER                 PROPERTY NAME                                   ADDRESS                           CITY
--------------------  --------------------------------------------  ------------------------------------------  -------------------

          1           One Federal Street                            One Federal Street                          Boston
          2           One New York Plaza                            One Water Street                            New York
          3           215 Fremont Street                            215 Fremont Street                          San Francisco
          4           Chatsworth Park Apartments                    11212 Chatterly Loop                        Manassas
          5           70 Hudson Street                              70 Hudson Street                            Jersey City
          6           44 Wall Street                                44 Wall Street                              New York
          7           Canyon Park Technology Center                 Between 1200 and 1600 North,
                                                                    west of 800 East                            Orem
          8           Rivergate Plaza                               444 Brickell Avenue & 77-99 SE 5th Street   Miami
          9           Courtyard Marriott Fifth Avenue               3-5 East 40th Street                        New York
         11           Belmont at Cowan Place                        2520 Belmont Terrace                        Fredericksburg
         12           AMLI of North Dallas                          18665 Midway Road                           Dallas
         14           Ashton Woods Apartments                       8401 Oakton Lane                            Ellicott City
         15           Two Penn Center                               1500 John F. Kennedy Boulevard              Philadelphia
         16           Pavilion Apartments                           3500 Willowood Circle                       Arlington
         17           Lock Building                                 18 Marshall Street                          Norwalk
         18           Oxford Court Business Center                  Town Center Drive & Middletown Boulevard    Middletown Township
         19           Southridge Plaza                              11617 Cherry Avenue                         Fontana
         20           Seven Corners                                 Arlington Boulevard & Wilson Boulevard      Falls Church
         21           Grove at Landmark                             1402 Bridford Parkway                       Greensboro
         22           Covington Plaza                               6400 West Jefferson Boulevard               Fort Wayne
         28           Fountains of Miramar                          2901 to 3105 S.W. 160th Avenue              Miramar
         29           Palm Lake Apartments                          2615 NW 115 Street                          Miami
         30           Indian Springs Apartments                     2636 Trader Court                           South Bend
         33           Sturbridge Commons                            8700 Seaton Blvd                            Montgomery
         34           Stetson Place                                 527-541 Main Street                         Weymouth
         35           McCallum Crossing                             7720 McCallum Boulevard                     Dallas
         37           Quail Heights Plaza                           11503 Quail Heights Drive                   Miami
         38           Smith Portfolio - A - Statesville             296 Muellers Circle                         Statesville
         39           McCallum Meadows                              7760 McCallum Boulevard                     Dallas
         41           McCallum Glen                                 7740 McCallum Boulevard                     Dallas
         42           The Pointe Apartments                         4165 Old Dowlen Road                        Beaumont
         43           Tiffany Woods Apartments                      3298 Roosevelt Highway                      Muskegon
         45           Smith Portfolio - A - Conover                 1011 County Home Road                       Conover
         46           Hampton Inn - Martinsburg                     975 Foxcroft Ave                            Martinsburg
         47           The Corporate Center                          One Technology Drive                        Westborough
         50           Smithfield Plaza Shopping Center              Benns Church Boulevard & Cypress Run Drive  Smithfield
         51           Lakeridge                                     1720 Valley View Lane                       Irving
         53           Town & Country Plaza                          501 North Beneva Road                       Sarasota
         54           New York Life Building                        5350 South Staples Drive                    Corpus Christi
         55           San Marco Village Apts                        2165 Dunsford Terrace                       Jacksonville
         56           Santa Monica Auto Center                      1626 & 2700 Lincoln Boulevard               Santa Monica
         57           Smith Portfolio - A - Graham                  Various                                     Various
         59           Smith Portfolio - B - Gibsonville/Burlington  Various                                     Various
         60           Sunset Ridge Professional Park                2920 N. Green Valley Parkway                Henderson
         61           Shiloh Village Apartments                     8702 Shiloh Road                            Dallas
         64           Butterfield Corners                           1400-1474 Butterfield Road                  Mundelein
         65           15991 Red Hill                                15991 Red Hill Avenue                       Tustin
         66           Smith Portfolio - B - Ashboro                 100 Ashewood Circle                         Ashewood
         73           Clock Tower Mall                              711 Route 17 North                          Carlstadt
         74           Smith Portfolio - B - Burlington II           Various                                     Burlington
         75           Courts of McCallum                            7777 McCallum Boulevard                     Dallas
         78           Sangaree Plaza                                1625 North Main Street                      Summerville
         81           K-Mart Port Charlotte                         19400 Toledo Blade Road                     Port Charlotte
         82           Perimeter Square                              3100 S. Garnett Road                        Tulsa
         84           Prairie Retail Plaza                          3931-3961 Artesia Boulevard &
                                                                    17210 Prairie Avenue                        Torrance
         85           Tri-County Bi-Lo                              1041 Franklin Springs Street                Royston
         87           Hazel Dell Corner                             13170, 13190, 13190-B Hazel Dell Parkway    Carmel
         90           Holiday Inn Express - Knoxville Airport       130 Associates Boulevard                    Alcoa
         91           Kennerly Place Shopping Center                7241 Broad River Road                       Irmo
         95           Berkley Center                                201 East Berkley Avenue                     Norfolk
         96           Tallgrass Shopping Center                     2240 & 2250 N. Rock Road                    Wichita
         97           Country Inn & Suites - Tuscaloosa             4801 Macfarland Boulevard                   Tuscaloosa
         98           First Colony Self Storage                     16615 Lexington Blvd.                       Sugar Land
         103          Smith Portfolio - B - Burlington I            Various                                     Burlington
         104          Arvada Square Shopping Center                 9215-9489 Ralston Road                      Arvada
         106          Black Canyon Business Center                  3828-3880 North 27th Ave &
                                                                    3851-3863 North 28th Av                     Phoenix
         107          Western Center Retail Plaza                   201-215 North Western Avenue                Los Angeles
         109          Redlands Dynasty Suites                       1235 West Colton Avenue                     Redlands
         110          Northwood Apartments                          5000 Armour Rd                              Columbus
         111          TJ Maxx - Branson                             1100 Branson Hills Parkway                  Branson
         112          Staples and Social Security                   2211 8th Street South                       Wisconsin Rapids
         113          Smith Portfolio - B - Mocksville              800 Northridge Court                        Mocksville
         114          Parkway Kirby                                 109-333 Kirby Street                        Garland
         115          Colony South Apartments                       1240 South Main Street                      Morton
         117          Chambers Point Shopping Center                1700-1742 South Chambers Road               Aurora
         119          Rite Place Storage                            2401, 2415, 2601 and 2903 South Street      Nacogdoches
         120          Smith Portfolio - A - Elon                    Various                                     Elon
         121          465 Boulevard                                 465 Boulevard Avenue                        Atlanta
         123          Aloha Self Storage                            5029 Haltom Road                            Haltom City
         124          Merrill Square Apartments                     400 North Merrill Avenue                    Duncanville
         126          Countryside Acres Apartments                  6888 Brandt Pike                            Huber Heights
         127          Enon Self Storage                             14511 Golden Garden Parkway                 Chester
         128          Adrian Shopping Center                        1671-1693 East US 223                       Madison Township
         129          Colonial Shoppes Shopping Center              1008 West Main Street                       Locust
         131          Plant One                                     401 Decatur Street                          Richmond
         135          Quaker Village Shopping Center                337 West Broad Street                       Quakertown
         138          Always Storage III                            911 RR 620 N                                Lakeway
         139          Midwood Self Storage                          9023 Highway 71 West                        Austin
         140          Foothill Green Shopping Center                5500 South Simms Street                     Littleton
         141          3-5 Central Square                            3-5 Central Square                          Stoneham

                                                                                                       REMAINING TERM
MORTGAGE LOAN NUMBER   STATE   ZIP CODE   CUT-OFF DATE BALANCE   MONTHLY P&I PAYMENT   MORTGAGE RATE    TO MATURITY
--------------------   -----   --------   --------------------   -------------------   -------------   --------------

          1              MA     02110           262,000,000.00          1,227,452.67        5.544908        120
          2              NY     10038           200,000,000.00          1,228,115.27        5.499500        117
          3              CA     94105           141,371,000.00            725,033.61        6.070000        119
          4              VA     20109            84,730,000.00            444,567.72        6.210000         59
          5              NJ     07302            75,000,000.00            428,499.02        5.578500        118
          6              NY     10005            75,000,000.00            443,533.50        5.872500        118
          7              UT     84097            75,000,000.00            434,350.23        5.680000        118
          8              FL     33130            58,500,000.00            320,534.64        6.485000        120
          9              NY     10016            51,000,000.00            321,684.18        6.480000        119
         11              VA     22401            32,760,000.00            171,887.63        6.210000         59
         12              TX     75287            26,801,000.00            133,941.41        5.915000         59
         14              MD     21043            24,190,000.00            126,921.91        6.210000         59
         15              PA     19102            23,918,000.00            131,254.18        6.495000         60
         16              TX     76015            23,300,000.00            133,466.70        5.580000        118
         17              CT     06854            22,000,000.00            136,891.86        6.350000        120
         18              PA     19047            20,500,000.00            129,169.75        6.470000        120
         19              CA     92337            18,200,000.00            108,300.47        5.930000        118
         20              VA     22044            18,050,000.00            108,247.88        6.002500        167
         21              NC     27407            15,300,000.00             76,140.52        5.890000         59
         22              IN     46804            15,000,000.00             93,924.12        6.410000        120
         28              FL     33027            12,292,000.00             66,659.99        6.418500        120
         29              FL     33167            12,290,229.96             75,014.71        6.160000         47
         30              IN     46628            12,100,000.00             60,317.94        5.900000        118
         33              AL     36116            11,630,000.00             57,729.35        5.875000         59
         34              MA     02190            11,000,000.00             63,218.07        5.610000        114
         35              TX     75252            10,700,000.00             61,561.46        5.620000        115
         37              FL     33177            10,500,000.00             62,952.81        6.000000        119
         38              NC     28265             9,079,288.79             53,956.47        5.910000        119
         39              TX     75252             8,925,000.00             51,349.16        5.620000        115
         41              TX     75252             8,575,000.00             49,335.47        5.620000        115
         42              TX     77706             8,550,000.00             50,658.50        5.890000        118
         43              MI     49441             8,300,000.00             49,922.89        6.030000        118
         45              NC     28613             7,625,523.49             45,317.03        5.910000        119
         46              WV     25401             7,590,544.82             49,572.62        6.130000        119
         47              MA     01581             7,550,000.00             45,314.62        6.010000        118
         50              VA     23430             7,100,000.00             43,439.24        6.190000        119
         51              TX     75061             7,000,000.00             40,097.29        5.580000        118
         53              FL     34232             6,900,000.00             36,553.23        6.270000         83
         54              TX     78411             6,839,430.64             41,347.79        6.070000        119
         55              FL     32211             6,694,563.08             40,515.14        6.080000        119
         56              CA     90405             6,600,000.00             44,316.54        6.440000        120
         57              NC    Various            6,471,582.84             41,394.96        5.910000        119
         59              NC    Various            6,407,665.97             40,986.12        5.910000        119
         60              NV     89014             6,300,000.00             38,177.67        6.100000         58
         61              TX     75228             5,746,025.20             36,951.05        6.660000        179
         64              IL     60060             5,690,143.72             35,095.88        6.250000        118
         65              CA     92780             5,650,000.00             33,874.60        6.000000        118
         66              NC     27203             5,600,243.61             33,281.17        5.910000        119
         73              NJ     07072             5,195,891.74             31,780.93        6.180000        119
         74              NC     27217             5,138,635.65             30,537.93        5.910000        119
         75              TX     75252             5,100,000.00             29,149.52        5.560000        115
         78              SC     29483             5,000,000.00             30,009.68        6.010000        119
         81              FL     33948             4,650,000.00             31,513.46        6.540000        114
         82              OK     74146             4,500,000.00             28,088.86        6.380000        120
         84              CA     90504             4,300,000.00             25,587.47        5.930000        120
         85              GA     30662             4,300,000.00             25,808.32        6.010000        119
         87              IN     46033             4,242,014.37             25,153.94        5.880000        118
         90              TN     37701             3,994,984.11             25,992.56        6.090000        119
         91              SC     29063             3,988,952.18             23,597.64        5.850000        117
         95              VA     23523             3,800,000.00             22,685.29        5.960000        118
         96              KS     67226             3,800,000.00             23,347.85        6.230000        120
         97              AL     35405             3,700,000.00             24,476.43        6.280000        120
         98              TX     77479             3,696,909.02             22,112.06        5.970000         59
         103             NC    Various            3,525,006.14             20,948.44        5.910000        119
         104             CO     80004             3,450,000.00             21,332.08        6.290000        120
         106             AZ     85017             3,343,953.01             20,214.35        6.060000        118
         107             CA     90004             3,300,000.00             21,322.50        6.030000        118
         109             CA     92374             3,241,199.04             21,019.33        6.040000        118
         110             GA     31904             3,193,987.28             18,939.44        5.880000        118
         111             MO     65616             3,150,000.00             18,442.62        5.780000        119
         112             WI     54494             3,097,544.24             18,926.23        6.170000        119
         113             NC     27028             3,061,399.90             18,193.31        5.910000        119
         114             TX     75042             3,022,432.99             17,961.74        5.910000        119
         115             IL     61550             2,954,596.81             17,765.73        6.010000        118
         117             CO     80017             2,800,000.00             16,625.74        5.910000        119
         119             TX     75964             2,797,751.96             17,004.04        6.120000        119
         120             NC     27244             2,772,645.14             16,477.30        5.910000        119
         121             GA     30312             2,734,919.71             16,322.14        5.940000        118
         123             TX     76117             2,600,000.00             15,272.14        5.810000        118
         124             TX     75116             2,544,243.17             16,135.21        6.140000        118
         126             OH     45424             2,480,000.00             15,318.21        6.280000        120
         127             VA     23836             2,450,000.00             15,116.95        6.270000        119
         128             MI     49221             2,448,100.69             15,085.07        6.250000        119
         129             NC     28097             2,323,083.08             13,969.46        6.020000        119
         131             VA     23224             2,298,098.69             13,804.45        6.010000        119
         135             PA     18951             2,100,000.00             12,055.66        5.600000        117
         138             TX     78734             1,700,000.00             10,367.89        6.160000         57
         139             TX     78735             1,625,000.00              9,483.06        5.750000        120
         140             CO     80127             1,500,000.00              9,022.21        6.030000        119
         141             MA     02180             1,498,926.99              9,520.51        6.540000        119

                                                                     INTEREST ACCRUAL   ADMINISTRATIVE COST   PRIMARY SERVICING
MORTGAGE LOAN NUMBER   MATURITY DATE   REMAINING AMORTIZATION TERM   BASIS                             RATE                 FEE
--------------------   -------------   ---------------------------   ----------------   -------------------   -----------------

          1                6/11/2016                0                Act/360                        0.02100                0.00
          2                 3/6/2016               300               Act/360                        0.02100                0.00
          3                5/11/2016                0                Act/360                        0.02100                0.00
          4                5/11/2011                0                Act/360                        0.02100                0.00
          5                4/11/2016               360               Act/360                        0.02100                0.00
          6                4/11/2016               360               Act/360                        0.02100                0.00
          7                4/11/2016               360               Act/360                        0.02100                0.00
          8                6/11/2016                0                Act/360                        0.02100                0.00
          9                5/11/2016               360               Act/360                        0.02100                0.00
         11                5/11/2011                0                Act/360                        0.02100                0.00
         12                5/11/2011                0                Act/360                        0.02100                0.00
         14                5/11/2011                0                Act/360                        0.02100                0.00
         15                6/11/2011                0                Act/360                        0.02100                0.00
         16                4/11/2016               360               Act/360                        0.02100                0.00
         17                6/11/2016               360               Act/360                        0.02100                0.00
         18                6/11/2016               360               Act/360                        0.08100                0.07
         19                4/11/2016               360               Act/360                        0.08100                0.07
         20                5/11/2020               360               Act/360                        0.02100                0.00
         21                5/11/2011                0                Act/360                        0.02100                0.00
         22                6/11/2016               360               Act/360                        0.02100                0.00
         28                6/11/2016                0                Act/360                        0.02100                0.00
         29                5/11/2010               359               Act/360                        0.02100                0.00
         30                4/11/2016                0                Act/360                        0.02100                0.00
         33                5/11/2011                0                Act/360                        0.02100                0.00
         34               12/11/2015               360               Act/360                        0.08100                0.07
         35                1/11/2016               360               Act/360                        0.02100                0.00
         37                5/11/2016               360               Act/360                        0.02100                0.00
         38                5/11/2016               359               Act/360                        0.02100                0.00
         39                1/11/2016               360               Act/360                        0.02100                0.00
         41                1/11/2016               360               Act/360                        0.02100                0.00
         42                4/11/2016               360               Act/360                        0.02100                0.00
         43                4/11/2016               360               Act/360                        0.05100                0.04
         45                5/11/2016               359               Act/360                        0.02100                0.00
         46                5/11/2016               299               Act/360                        0.02100                0.00
         47                4/11/2016               360               Act/360                        0.02100                0.00
         50                5/11/2016               360               Act/360                        0.02100                0.00
         51                4/11/2016               360               Act/360                        0.02100                0.00
         53                5/11/2013                0                Act/360                        0.02100                0.00
         54                5/11/2016               359               Act/360                        0.02100                0.00
         55                5/11/2016               359               Act/360                        0.08100                0.07
         56                6/11/2016               300               Act/360                        0.02100                0.00
         57                5/11/2016               299               Act/360                        0.02100                0.00
         59                5/11/2016               299               Act/360                        0.02100                0.00
         60                4/11/2011               360               Act/360                        0.02100                0.00
         61                5/11/2021               359               Act/360                        0.02100                0.00
         64                4/11/2016               358               Act/360                        0.02100                0.00
         65                4/11/2016               360               Act/360                        0.08100                0.07
         66                5/11/2016               359               Act/360                        0.02100                0.00
         73                5/11/2016               359               Act/360                        0.02100                0.00
         74                5/11/2016               359               Act/360                        0.02100                0.00
         75                1/11/2016               360               Act/360                        0.02100                0.00
         78                5/11/2016               360               Act/360                        0.02100                0.00
         81               12/11/2015               300               Act/360                        0.08100                0.07
         82                6/11/2016               360               Act/360                        0.02100                0.00
         84                6/11/2016               360               Act/360                        0.02100                0.00
         85                5/11/2016               360               Act/360                        0.02100                0.00
         87                4/11/2016               358               Act/360                        0.08100                0.07
         90                5/11/2016               299               Act/360                        0.02100                0.00
         91                3/11/2016               357               Act/360                        0.02100                0.00
         95                4/11/2016               360               Act/360                        0.02100                0.00
         96                6/11/2016               360               Act/360                        0.11100                0.10
         97                6/11/2016               300               Act/360                        0.02100                0.00
         98                5/11/2011               359               Act/360                        0.02100                0.00
         103               5/11/2016               359               Act/360                        0.02100                0.00
         104               6/11/2016               360               Act/360                        0.02100                0.00
         106               4/11/2016               358               Act/360                        0.02100                0.00
         107               4/11/2016               300               Act/360                        0.02100                0.00
         109               4/11/2016               298               Act/360                        0.06100                0.05
         110               4/11/2016               358               Act/360                        0.02100                0.00
         111               5/11/2016               360               Act/360                        0.02100                0.00
         112               5/11/2016               359               Act/360                        0.02100                0.00
         113               5/11/2016               359               Act/360                        0.02100                0.00
         114               5/11/2016               359               Act/360                        0.06100                0.05
         115               4/11/2016               358               Act/360                        0.02100                0.00
         117               5/11/2016               360               Act/360                        0.08100                0.07
         119               5/11/2016               359               Act/360                        0.02100                0.00
         120               5/11/2016               359               Act/360                        0.02100                0.00
         121               4/11/2016               358               Act/360                        0.02100                0.00
         123               4/11/2016               360               Act/360                        0.02100                0.00
         124               4/11/2016               322               Act/360                        0.06100                0.05
         126               6/11/2016               360               Act/360                        0.02100                0.00
         127               5/11/2016               360               Act/360                        0.02100                0.00
         128               5/11/2016               359               Act/360                        0.02100                0.00
         129               5/11/2016               359               Act/360                        0.02100                0.00
         131               5/11/2016               359               Act/360                        0.02100                0.00
         135               3/11/2016               360               Act/360                        0.02100                0.00
         138               3/11/2011               360               Act/360                        0.02100                0.00
         139               6/11/2016               360               Act/360                        0.02100                0.00
         140               5/11/2016               360               Act/360                        0.11100                0.10
         141               5/11/2016               359               Act/360                        0.08100                0.07

MORTGAGE LOAN NUMBER   GROUND LEASE?   MORTGAGE LOAN SELLER   DEFEASANCE            ARD MORTGAGE LOAN
--------------------   -------------   --------------------   -------------------   -----------------

          1            Fee Simple      LB                     Defeasance                   No
          2            Fee Simple      LB                     Defeasance                   No
          3            Fee Simple      LB                     Defeasance                   No
          4            Fee Simple      LB                     Yield Maintenance            No
          5            Fee Simple      LB                     Defeasance                   No
          6            Fee Simple      LB                     Defeasance                   No
          7            Fee Simple      LB                     Defeasance                   No
          8            Fee Simple      LB                     Yield Maintenance            No
          9            Leasehold       LB                     Defeasance                   No
         11            Fee Simple      LB                     Yield Maintenance            No
         12            Fee Simple      LB                     Defeasance                   No
         14            Fee Simple      LB                     Yield Maintenance            No
         15            Fee Simple      LB                     Yield Maintenance            No
         16            Fee Simple      LB                     Defeasance                   No
         17            Fee Simple      LB                     Yield Maintenance            No
         18            Fee Simple      LB                     Defeasance                   No
         19            Fee Simple      LB                     Defeasance                   No
         20            Fee Simple      LB                     Yield Maintenance            No
         21            Fee Simple      LB                     Defeasance                   No
         22            Fee Simple      LB                     Defeasance                   No
         28            Fee Simple      LB                     Yield Maintenance            No
         29            Fee Simple      LB                     Defeasance                   No
         30            Fee Simple      LB                     Yield Maintenance            No
         33            Fee Simple      LB                     Defeasance                   No
         34            Fee Simple      LB                     Defeasance                   No
         35            Fee Simple      LB                     Defeasance                   No
         37            Fee Simple      LB                     Defeasance                   No
         38            Fee Simple      LB                     Defeasance                   No
         39            Fee Simple      LB                     Defeasance                   No
         41            Fee Simple      LB                     Defeasance                   No
         42            Fee Simple      LB                     Defeasance                   No
         43            Fee Simple      LB                     Defeasance                   No
         45            Fee Simple      LB                     Defeasance                   No
         46            Fee Simple      LB                     Defeasance                   No
         47            Fee Simple      LB                     Defeasance                   No
         50            Fee Simple      LB                     Defeasance                   No
         51            Fee Simple      LB                     Defeasance                   No
         53            Fee Simple      LB                     Defeasance                   No
         54            Fee Simple      LB                     Defeasance                   No
         55            Fee Simple      LB                     Defeasance                   No
         56            Fee Simple      LB                     Defeasance                   No
         57            Fee Simple      LB                     Defeasance                   No
         59            Fee Simple      LB                     Defeasance                   No
         60            Fee Simple      LB                     Yield Maintenance            No
         61            Fee Simple      LB                     Defeasance                   No
         64            Fee Simple      LB                     Defeasance                   No
         65            Fee Simple      LB                     Defeasance                   No
         66            Fee Simple      LB                     Defeasance                   No
         73            Fee Simple      LB                     Defeasance                   No
         74            Fee Simple      LB                     Defeasance                   No
         75            Fee Simple      LB                     Defeasance                   No
         78            Fee Simple      LB                     Defeasance                   No
         81            Leasehold       LB                     Defeasance                   No
         82            Fee Simple      LB                     Defeasance                   No
         84            Fee Simple      LB                     Defeasance                   No
         85            Fee Simple      LB                     Defeasance                   No
         87            Fee Simple      LB                     Defeasance                   No
         90            Fee Simple      LB                     Defeasance                   No
         91            Fee Simple      LB                     Defeasance                   No
         95            Fee Simple      LB                     Defeasance                   No
         96            Fee Simple      LB                     Defeasance                   No
         97            Fee Simple      LB                     Defeasance                   No
         98            Fee Simple      LB                     Defeasance                   No
         103           Fee Simple      LB                     Defeasance                   No
         104           Fee Simple      LB                     Defeasance                   No
         106           Fee Simple      LB                     Defeasance                   No
         107           Fee Simple      LB                     Defeasance                   No
         109           Fee Simple      LB                     Defeasance                   No
         110           Fee Simple      LB                     Defeasance                   No
         111           Fee Simple      LB                     Defeasance                   No
         112           Fee Simple      LB                     Defeasance                   No
         113           Fee Simple      LB                     Defeasance                   No
         114           Fee Simple      LB                     Defeasance                   No
         115           Fee Simple      LB                     Defeasance                   No
         117           Fee Simple      LB                     Defeasance                   No
         119           Fee Simple      LB                     Defeasance                   No
         120           Fee Simple      LB                     Defeasance                   No
         121           Fee Simple      LB                     Defeasance                   No
         123           Fee Simple      LB                     Defeasance                   No
         124           Fee Simple      LB                     Defeasance                   No
         126           Fee Simple      LB                     Defeasance                   No
         127           Fee Simple      LB                     Defeasance                   No
         128           Fee Simple      LB                     Defeasance                   No
         129           Fee Simple      LB                     Defeasance                   No
         131           Fee Simple      LB                     Defeasance                   No
         135           Fee Simple      LB                     Defeasance                   No
         138           Fee Simple      LB                     Defeasance                   No
         139           Fee Simple      LB                     Defeasance                   No
         140           Fee Simple      LB                     Defeasance                   No
         141           Fee Simple      LB                     Defeasance                   No

MORTGAGE LOAN NUMBER   ANTICIPATED REPAYMENT DATE   ARD SPREAD   CROSS COLLATERALIZED   MORTGAGE LOAN SELLER LOAN ID
--------------------   --------------------------   ----------   --------------------   ----------------------------

          1                        N/A                 N/A                No                     060205001
          2                        N/A                 N/A                No                     060112002
          3                        N/A                 N/A                No                     060216005
          4                        N/A                 N/A                No                     060407004
          5                        N/A                 N/A                No                     060205003
          6                        N/A                 N/A                No                     051031001
          7                        N/A                 N/A                No                     060112005
          8                        N/A                 N/A                No                     060201006
          9                        N/A                 N/A                No                     060210008
         11                        N/A                 N/A                No                     060407002
         12                        N/A                 N/A                No                     060329001
         14                        N/A                 N/A                No                     060407001
         15                        N/A                 N/A                No                     060223001
         16                        N/A                 N/A                No                     050519005
         17                        N/A                 N/A                No                     051117002
         18                        N/A                 N/A                No                     060313006
         19                        N/A                 N/A                No                     060227009
         20                        N/A                 N/A                No                     041206010
         21                        N/A                 N/A                No                     060221005
         22                        N/A                 N/A                No                     060126005
         28                        N/A                 N/A                No                     050126003
         29                        N/A                 N/A                No                     060228001
         30                        N/A                 N/A                No                     051209005
         33                        N/A                 N/A                No                     060221007
         34                        N/A                 N/A                No                     050727007
         35                        N/A                 N/A                No                     051108003
         37                        N/A                 N/A                No                     060215006
         38                        N/A                 N/A            Yes (LB-A)                 060124007
         39                        N/A                 N/A                No                     051108005
         41                        N/A                 N/A                No                     051101001
         42                        N/A                 N/A                No                     060209001
         43                        N/A                 N/A                No                     051122321
         45                        N/A                 N/A            Yes (LB-A)                 060124006
         46                        N/A                 N/A                No                     051114006
         47                        N/A                 N/A                No                     060210005
         50                        N/A                 N/A                No                     060119018
         51                        N/A                 N/A                No                     050519003
         53                        N/A                 N/A                No                     060310003
         54                        N/A                 N/A                No                     051121010
         55                        N/A                 N/A                No                     060210003
         56                        N/A                 N/A                No                     060214001
         57                        N/A                 N/A            Yes (LB-A)                 060124004
         59                        N/A                 N/A            Yes (LB-B)                 060124008
         60                        N/A                 N/A                No                     051004001
         61                        N/A                 N/A                No                     051213001
         64                        N/A                 N/A                No                     051208003
         65                        N/A                 N/A                No                     060117004
         66                        N/A                 N/A            Yes (LB-B)                 060124013
         73                        N/A                 N/A                No                     051207005
         74                        N/A                 N/A            Yes (LB-B)                 060124010
         75                        N/A                 N/A                No                     051108002
         78                        N/A                 N/A            Yes (LB-I)                 060117010
         81                        N/A                 N/A                No                     051212005
         82                        N/A                 N/A                No                     060317009
         84                        N/A                 N/A                No                     060314006
         85                        N/A                 N/A            Yes (LB-I)                 060117009
         87                        N/A                 N/A                No                     051220001
         90                        N/A                 N/A                No                     051207003
         91                        N/A                 N/A                No                     051128006
         95                        N/A                 N/A                No                     060106010
         96                        N/A                 N/A                No                     060316005
         97                        N/A                 N/A                No                     060215011
         98                        N/A                 N/A                No                     060119019
         103                       N/A                 N/A            Yes (LB-B)                 060124009
         104                       N/A                 N/A                No                     060315001
         106                       N/A                 N/A                No                     051109001
         107                       N/A                 N/A                No                     051207004
         109                       N/A                 N/A                No                     051116004
         110                       N/A                 N/A                No                     051212003
         111                       N/A                 N/A                No                     060303006
         112                       N/A                 N/A                No                     060125011
         113                       N/A                 N/A            Yes (LB-B)                 060124011
         114                       N/A                 N/A                No                     060131003
         115                       N/A                 N/A                No                     060120003
         117                       N/A                 N/A                No                     060227006
         119                       N/A                 N/A                No                     060125012
         120                       N/A                 N/A            Yes (LB-A)                 060124005
         121                       N/A                 N/A                No                     051128005
         123                       N/A                 N/A                No                     051208013
         124                       N/A                 N/A                No                     060315002
         126                       N/A                 N/A                No                     041110001
         127                       N/A                 N/A                No                     060127002
         128                       N/A                 N/A                No                     051118007
         129                       N/A                 N/A                No                     051209004
         131                       N/A                 N/A                No                     060113001
         135                       N/A                 N/A                No                     050831019
         138                       N/A                 N/A                No                     051017016
         139                       N/A                 N/A                No                     060112008
         140                       N/A                 N/A                No                     060227007
         141                       N/A                 N/A                No                     050519013

                                   EXHIBIT B-1

                          OPINION OF SIDLEY AUSTIN LLP

                        [LETTERHEAD OF SIDLEY AUSTIN LLP]

                                  June 29, 2006

To the Parties Listed on Annex A hereto:

            Re:   LB-UBS Commercial Mortgage Trust 2006-C4
                  Commercial Mortgage Pass-Through Certificates, Series 2006-C4
                  --------------------------------------------------------------

Ladies and Gentlemen:

            We have acted as special counsel to Lehman Brothers Holdings Inc.
("LBHI"), in connection with the following transactions (collectively, the
"Transactions"):

            (i)   the sale by LBHI, and the purchase by Structured Asset
      Securities Corporation II (the "Depositor"), of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of June
      20, 2006 (the "LBHI Mortgage Loan Purchase Agreement"), between LBHI as seller and the Depositor as purchaser; and

            (ii)  the negotiation and execution of the LBHI Indemnification
      Agreement, dated as of June 20, 2006 (the "LBHI Indemnification
      Agreement"), between LBHI, the Depositor, Lehman Brothers Inc. and UBS
      Securities LLC.

            In the course of our acting as special counsel to LBHI as described above, we prepared or reviewed the LBHI Mortgage Loan Purchase Agreement and the
LBHI Indemnification Agreement (collectively, the "Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the LBHI
Mortgage Loan Purchase Agreement and, to the extent not defined therein, in the
LBHI Indemnification Agreement.

            For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for such opinions; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals,

(v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as expressly addressed in opinion paragraphs 1 and 2 below, the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix)
except as expressly addressed in opinion paragraph 3 below, that each of the
Agreements is the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) the compliance with the Agreements by all parties thereto, and (xi) the absence of any other agreement that supplements or otherwise modifies the express terms of the
Agreements.

            Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2)
the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not in writing and executed by all relevant parties, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

            When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley
Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation of LBHI. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

            In rendering the opinions set forth below, we do not express any opinion concerning the laws of any jurisdiction other than the General
Corporation Law of the State of Delaware (solely with respect to opinion paragraph 2 below), the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case, without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular State, including the State of New York, or with respect to any matter not expressly addressed below.

            Based upon and subject to the foregoing, we are of the opinion that:

            1.    The execution, delivery and performance by LBHI of the
      Agreements do not conflict with, or result in a violation of, any federal or State of New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements).

            2.    The terms of the Agreements (insofar as they apply to LBHI)
      do not conflict with, or result in the violation of, any provision of the
      General Corporation Law of the State of Delaware that is applicable to
      LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements).

            3.    The LBHI Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of LBHI, enforceable against LBHI in accordance with its terms.

            4.    No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by LBHI of the transactions contemplated by the terms of the Agreements, except such as have been obtained.

            The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                Very truly yours,

                                     ANNEX A

Structured Asset Securities       Standard & Poor's Ratings Services,
Corporation II                    a division of The McGraw-Hill Companies, Inc.
745 Seventh Avenue                55 Water Street, 10th Floor
New York, New York 10019          New York, New York 10004

Lehman Brothers Inc.              Moody's Investors Service, Inc.
745 Seventh Avenue                99 Church Street
New York, New York 10019          New York, New York 10007

UBS Securities LLC                Wachovia Bank, National Association
1285 Avenue of the Americas       NC 1075
New York, New York 10019          8739 Research Drive, URP4
                                  Charlotte, North Carolina 28262-1075

Lehman Brothers Holdings Inc.     LaSalle Bank National Association
745 Seventh Avenue                135 South LaSalle Street, Suite 1625
New York, New York 10019          Chicago, Illinois 60603

LNR Partners, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139

                                      B-1-1

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

                      [LETTERHEAD OF LEHMAN BROTHERS INC.]

                                  June 29, 2006

Structured Asset Securities       LNR Partners, Inc.
Corporation II                    1601 Washington Avenue
745 Seventh Avenue                Miami Beach, Florida  33139
New York, New York 10019

Lehman Brothers Inc.              LaSalle Bank National Association
745 Seventh Avenue                135 South LaSalle Street, Suite 1625
New York, New York 10019          Chicago, Illinois 60603

UBS Securities LLC                Moody's Investors Service, Inc.
1285 Avenue of the Americas       99 Church Street, 8th Floor
New York, New York 10019          New York, New York 10007

Lehman Brothers Holdings Inc.     Standard & Poor's Ratings Services,
745 Seventh Avenue                 a division of The McGraw-Hill Companies, Inc.
New York, New York 10019          55 Water Street, 10th Floor
                                  New York, New York 10041

Wachovia Bank, National
Association NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075

            Re:   LB-UBS Commercial Mortgage Trust 2006-C4
                  Commercial Mortgage Pass-Through Certificates, Series 2006-C4
                  --------------------------------------------------------------

Ladies and Gentlemen:

            I am  internal  counsel to Lehman  Brothers  Holdings  Inc.
("Lehman").  I am  familiar  with  matters  pertaining  to the following agreements (collectively, the "Agreements"):

                  (i)   the LBHI Mortgage Loan Purchase Agreement dated as of
      June 20, 2006, (the "LBHI Mortgage Loan Purchase Agreement"), between
      Lehman and Structured Asset Securities Corporation II ("SASCO II"); and

                  (ii)  the LBHI Indemnification Agreement dated as of June
      20, 2006, between Lehman, SASCO II, Lehman Brothers Inc. ("LBI") and
      UBS Securities LLC ("UBS Securities").

                                      B-2-1

            You have asked for my opinion regarding various legal matters involving, among other things, Lehman and the Agreements.

            As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of
Lehman in the Agreements, (ii) the relevant resolutions of the Board of
Directors of Lehman, (iii) certificates of responsible officers of Lehman, and
(iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

            I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of Lehman, records of proceedings taken by Lehman and other corporate documents and records of Lehman, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of Lehman), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

            On the basis of and subject to the foregoing, it is my opinion that:

            (1)   Lehman is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Lehman has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements.

            (2)   Each Agreement has been duly authorized, executed and
delivered by Lehman.

            (3)   The execution, delivery and performance of the Agreements by
Lehman, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which Lehman is a party, (ii) do not contravene
Lehman's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names Lehman and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of Lehman to perform its obligations under the
Agreements).

            The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

            A.    I am a member of the Bar of the State of New York and render no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of
                  the State of Delaware and the federal laws of the United
                  States of America.

            B.    My opinions are limited to the present laws and to the facts as they presently exist. I assume no obligation to revise or supplement this opinion should the present laws of any
                  jurisdiction referred to in paragraph A. above be changed by legislative action, judicial decision or otherwise.

                                      B-2-2

            This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

            The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                Very truly yours,

                                      B-2-3